AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 2 to Registration Rights Agreement (this "Amendment") is
                                                                  ---------
made and entered into as of the ___ day of December, 2000, by and between Telscape International, Inc., a Texas corporation (the "Company"), and the
                                                              -------
Holders  (as  such  term  is  defined  in  that  under  the  Registration Rights
Agreement entered into by and between the Company and the purchasers of the Company's Class F Senior Convertible Preferred Stock (the "Registration Rights
                                                             -------------------
Agreement").
---------

     WHEREAS, the Company and the Holders entered into the Registration Rights Agreement; and

     WHEREAS, the Company and the Holders desire to amend the terms of the Registration Rights Agreement as described herein;

     NOW, THEREFORE, in consideration of the mutual promises, benefits and covenants herein contained, the Company and the Holders hereby agree as follows:

     1. Unless otherwise defined, all capitalized terms used herein shall have the meaning ascribed to them in the Registration Rights Agreement. All references to Sections herein shall be to Sections of the Registration Rights Agreement.

     2. The definition of "Exchange Act", currently Section 1.3, shall be renumbered Section 1.5.

     3. The definition of "Holders", currently Section 1.5, shall be renumbered Section 1.6.

     4. The definition of "Initiating Holders", currently section 1.4, shall be renumbered Section 1.7.

     5.     A  new  Section  1.3  shall  be  added  as  follows:

     "1.3     "Cutback Holders" shall mean the Participating Holders (as defined
               ---------------
in  Section  2.2(b)  hereof)  and  the  Other  Participating  Holders."

     6.     A  new  Section  1.4  shall  be  added  as  follows:

     "1.4     "Cutback  Securities"  shall  mean  the Registrable Securities, as
               -------------------
that term is defined under this Agreement, together with the Registrable Securities, as that term is defined under those certain Registration Rights Agreements by and between the Company and the Other Participating Holders."


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     7.     The  current  Sections 1.6 through 1.11 shall be renumbered Sections
1.9  through  1.14.

     8.     A  new  Section  1.8  shall  be  added  as  follows:

     "1.8     "Other  Participating  Holders"  shall  mean such holders of those
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warrants  issued  and sold in conjunction with the Company's sale of its Class E
Senior Convertible Preferred Stock, Class F Senior Convertible Preferred Stock and Class G Senior Preferred Stock and holders of other of the Company's securities with registration rights that are not senior to the registration rights provided hereunder, that are participating in a registration with the Holders hereunder.

     9. Renumbered Section 1.10 shall be amended to add a new Subsection (i) that excludes from the definition of Registrable Securities the following securities otherwise held by a Holder:

     "(i) Registrable Securities that are the primary subject of a separate Registration Rights Agreement by and between the Company and such Holder,"

and to renumber the current Subsection (i) as Subsection (ii) and the current Subsection (ii) as Subsection (iii).

     10. The first sentence of Section 2.1(a) shall be amended to read in its entirety as follows:

     "Subject to the provisions set forth in Article 5, within 90 days after the date of the first issuance of the Company's Class G Senior Preferred Stock, par value $0.001 per share, or, if later, within 90 days following the date on which the Company beomes eligible to use a Form S-3 (or any successor form), the Company shall file with the Commission a registration statement under the Securities Act on Form S-3 or any appropriate form (or any successor form) pursuant to Rule 415 under the Securities Act covering the Registrable Securities (the "Required Registration")."
                   ----------------------

     11. The last two sentences of Section 2.2(b) shall be amended to read in their entirety as follows:

     "Notwithstanding  any  other  provision  of this Article 2, if the managing
                                                      ---------
underwriter advises the Participating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such underwriting, and the number of shares of Cutback Securities that may be included in the underwriting shall be allocated amongst all Cutback Holders in proportion, as nearly as practicable, to the respective amounts of Cutback Securities held by such Cutback Holders. No Cutback Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such underwriting."


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     12.     The last three sentences of Section 3.2(b) shall be amended to read in  their  entirety  as  follows:

     "Notwithstanding  any  other  provision  of this Article 3, if the managing
                                                      ---------
underwriter advises the Cutback Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such registration. The number of shares of Cutback Securities to be included in the registration and underwriting shall be allocated amongst the Cutback Holders in proportion, as nearly as practicable, to the respective amounts of Cutback Securities held by such Cutback Holders at the time of filing the registration statement. No Cutback Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration."

     13.     Section 4.2(a) shall be amended to read in its entirety as follows:

     "(a)     Notwithstanding  any  other  provision  of  this Article 4, if the
                                                               ---------
managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Cutback Securities from such registration and underwriting. The Company shall so advise all Holders of Cutback Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company, and second, for the account of any other stockholders (including the Cutback Holders) of the Company participating in such registration, the number of shares of Common Stock requested to be included in the registration by such other stockholders (including the Cutback Holders) in proportion, as nearly as practicable, to the respective amounts of securities that are proposed to be offered and sold by such other stockholders (including the Cutback Holders) of such securities at the time of filing the registration statement. No Cutback Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration."

                 [THE NEXT FOLLOWING PAGES ARE SIGNATURE PAGES.]


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     IN  WITNESS  WHEREOF, the Company and the undersigned Holders, constituting
Holders of at least a Supermajority of the Registrable Securities outstanding on the date hereof, have executed this Amendment No. 2 to Registration Rights Agreement as of the date first above written.


                              TELSCAPE  INTERNATIONAL,  INC.


                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              HOLDERS:


                              ________________________________________
                              S.  Marcus  Finkle


                              ________________________________________
                              Richard Jelinek


                              ________________________________________
                              Charles  Schaller


                              ________________________________________
                              William  Loflin


                              ________________________________________
                              Uzi  Zucker


                              ________________________________________
                              Dwight  Lowell


                              ________________________________________
                              Jim  Chaffin


                              ________________________________________
                              Robert  S.  Price


Signature  Pages  -  Amendment  No.  2  to Class f Registration Rights Agreement
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                              ________________________________________
                              Selig  Zises

                              Emicar,  LLC

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              Sound  Capital  Partners,  LLC

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              ________________________________________
                              Fahad  Al  Athel


                              ________________________________________
                              Vee  Bundy



                              GOLDMAN  SACHS  &  CO.

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________


                              ________________________________________
                              Mark  B.  Cohen


                              ________________________________________
                              Steve  Hirsch


                              ________________________________________
                              Jay  Teitelbaum


Signature  Pages  -  Amendment  No.  2  to Class f Registration Rights Agreement
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                              ________________________________________
                              James  L.  Hochfelder


                              ________________________________________
                              Arthur  Ashe


                              ________________________________________
                              Adnan  S.  Nahas


                              PETROCELLI  INDUSTRIES,  INC.

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              BIRDIE  CAPITAL  CORP.

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              NEEDHAM  CAPITAL  MANAGEMENT,  INC.

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              BRAEFORD  ENTERPRISES

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              ANNISTON  CAPITAL,  INC.

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



Signature  Pages  -  Amendment  No.  2  to Class f Registration Rights Agreement
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                              GIBRALT  CAPITAL

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              SKELDA  LIMITED

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              OGER  PENSAT  HOLDINGS  LTD.

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              FERMOR  INVESTMENTS  LTD.

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________



                              CAHILL,  WARHOCK  STRATEGIC
                              PARTNERS  FUND,  L.P.

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________
:


                              STRATEGIC  ASSOCIATES,  L.P.

                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________


Signature  Pages  -  Amendment  No.  2  to Class f Registration Rights Agreement
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